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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)          OCTOBER 28, 2004
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                             STRAYER EDUCATION, INC.
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             (Exact name of registrant as specified in its charter)

                                    MARYLAND
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                 (State or other jurisdiction of incorporation)

              0-21039                                    52-1975978
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     (Commission File Number)                  (IRS Employer Identification No.)

 1100 WILSON BOULEVARD, #2500, ARLINGTON, VA                           22209
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  (Address of principal executive offices)                           (Zip Code)

                                 (703) 247-2500
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              (Registrant's telephone number, including area code)

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

     [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operation and Financial Condition.

On October 28, 2004, Strayer Education, Inc. announced third quarter 2004 enrollment, revenues and earnings. The October 28, 2004 press release is attached hereto as an exhibit and incorporated herein by reference. The information contained in the October 28, 2004 press release is deemed furnished under this Item.

Item 9.01. Financial Statements and Exhibits.

Exhibit  99.01     Press Release dated October 28, 2004. (The information
                   contained in the October 28, 2004 press release is deemed
                   furnished under Item 2.02.)

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Strayer Education, Inc.

Date:
October 28, 2004               By: /s/ Mark C. Brown
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                               Mark C. Brown
                               Senior Vice President and Chief Financial Officer

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                                  EXHIBIT INDEX

 EXHIBIT                 DESCRIPTION
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99.01              Press Release dated October 28, 2004

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